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                                                                  Exhibit 10.21


                              EMPLOYMENT AGREEMENT

         THIS EMPLOYMENT AGREEMENT (the "Agreement") dated this _____________ day of __________________________________, 1996, among Gary A. Mosko with his principal residence at 234 Garfield Street, Denver, Colorado 8020__ (hereinafter called "Employee"), Vectra Banking Corporation, a Colorado corporation (hereinafter called "VBC"), and Vectra Bank, a Colorado state banking corporation, having its principal office at 1650 South Colorado Boulevard, Denver, Colorado 80222 (hereinafter called "Employer").

         WHEREAS, Employer is a Colorado state banking corporation engaged in the business of providing banking services to the public; and

         WHEREAS, Employee has certain skills and experience related to the business of Employer; and

         WHEREAS, in order to utilize Employee's skills and promote the business of Employer now and in the future and to provide opportunity and incentive to Employee, the parties desire to enter into this Agreement on the terms and conditions hereinafter set forth; and

         NOW THEREFORE, in consideration of the mutual covenants herein contained, the sufficiency and adequacy of which are hereby acknowledged, the parties agree as follows:

         1. Employment. Employer hereby agrees to employ Employee and Employee hereby accepts such employment from Employer upon the terms and conditions as hereinafter set forth.

         2. Term. Unless sooner terminated in accordance with the provisions of this Agreement, the term of this Agreement shall be for a period of three (3) years commencing on the ________________ day of __________________________, 1996, and ending on the __________ day of
__________________________, 1999.

         3. Duties. Employee shall devote his full time and best efforts to the business of Employer and shall serve in the capacity of Executive Vice President of Employer and with duties and responsibilities commensurate with his position as Employer's President or Board of Directors may request of him from time to time.

         4. Compensation. For all services rendered by Employee under this Agreement, Employer shall pay Employee a salary of One Hundred Twenty-five Thousand and no/100ths dollars ($125,000.00) annually, to be paid in accordance with Employer's regular payroll





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practices.  This salary may be adjusted from time to time by mutual agreement on the basis of the value of such Employee's services to Employer and for unusual absences from duty because of illness, accident or leaves of absence, but shall not be less than $125,000 annually.


         5. Bonus. The Employer may, in its sole discretion, pay a bonus to Employee at any time or times during the term of this Agreement.

         6.      Benefits.

                 (a) Holidays. Holidays to be observed will be all normal and customary bank holidays as determined by Employer.

                 (b) Sick Leave. Employee will accrue sick leave in accordance with Employer's normal practices.

                 (c) Jury Duty. Since Jury Duty is an obligation of every U.S. citizen, Employer will pay the normal compensation, less the amount received for the performance of Jury Duty, to Employee if he is called to sit as a juror.

                 (d) Insurance. Medical insurance will be provided for Employee under the medical insurance plan maintained by Employer for all of its full time employees.

                 (e) Vacation. Employee shall be entitled to a vacation of up to four weeks per year and to other paid time off to be taken at such time or times as Employee and Employer shall determine, all in accordance with Employer's normal practices.

                 (f) Employee shall participate in accordance with the terms and provisions thereof, as long as he is employed by Employer, in any and all other present or future employee plans or benefits that are generally applicable to VBC's or Employer's senior officers, including, but not limited to, employee bonus plans and profit sharing plans.

                 (g) Board of Directors. Employer and VBC shall each nominate and use their best efforts to elect Employee to serve as a member of the Board of Directors of both Employer and VBC effective on the date of execution of this Agreement and continuing through the three-year term of this Agreement, unless the Employee is removed as a director by either Federal or State of Colorado bank regulatory authorities or with cause by the shareholders of VBC or the Employer, as the case may be.

         7. Expenses. Employer shall pay or reimburse Employee for reasonable or necessary business expenses incurred by Employee in conjunction with the performance of his duties hereunder, including, but not limited to, travel and entertainment expenses, in accordance with the Employer's customary practices in reimbursing such expenses.





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         8.      Obligations of Employee.  Employee and Employer acknowledge and agree to the following:

                 (a) Automobile. Southwest State Bank shall have transferred to Employee immediately prior to the execution of this Agreement, the automobile currently being used by Employee and owned by Southwest State Bank which is described as a 19__ _____________, Vehicle Identification Number _______________ for the May 31, 1996 depreciated book value of the vehicle.

                 (b) Memberships. Employee shall be entitled to receive the benefits of the former Southwest State Bank's (prior to its merger with Employer) memberships in Green Gables County Club and the Metropolitan Club which were paid by Southwest State Bank prior to its acquisition by Employer. Any obligations after the execution of this Agreement relating to memberships in Green Gables County Club and the Metropolitan Club or any other social club shall be paid by Employee and not by VBC or Employer.

                 (c) Sports Tickets. Southwest State Bank shall have transferred to Employee, immediately prior to the execution of this Agreement, ownership of all season tickets (including the rights hereto) to Colorado Rockies, Denver Broncos, Denver Nuggets and Colorado Avalanche. Thereafter, these season tickets will be owned by Employee and any future obligations relating to the purchase of season tickets to these events or otherwise shall be paid by Employee.

         9. Facilities. Employer shall furnish facilities, equipment, services and assistance suitable to Employee's position for the performance of Employee's duties. In no event shall Employee be required to relocate without Employee's consent to any location outside of a fifty mile straight-line radius of the intersection of Arkansas and Federal Boulevard in Denver, Colorado.

         10.     Breach by Employer.

                 (a) Right to Payment. If during the term of this Agreement there occurs (i) an assignment to Employee of any duties inconsistent with his status as executive vice president of Employer or any material and adverse change in his responsibilities or authority hereunder; (ii) the relocation of Employee without his consent, to any place outside a 50 mile straight line radius of the intersection of Arkansas and Federal Boulevard, in Denver, Colorado; or (iii) any other material breach of this Agreement by the Employer, then in each such case, if such action or breach continues uncorrected for thirty (30) days following written notice thereof by Employee to Employer, Employee may elect not to continue his employment pursuant to the provisions of this paragraph 10 and Employer will perform all of Employer's obligations under this Agreement through the remainder of three-year term of this Agreement (including providing any retirement benefits to which Employee may be entitled ) as if Employee had performed all of his obligations under this Agreement.





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                 (b)      Payments to Employee.  It is the intent of the
parties to this agreement that the payments which may be paid to Employee pursuant to paragraph 10 (a) will be such that there will be no excess parachute payments as defined in Section 280G of the Internal Revenue Code of 1986 (the "Code").

         Notwithstanding anything in this Agreement to the contrary, Employee shall receive any payments to (or for the benefit of) him, which are payable to him as a result of a termination of this Agreement because of the occurrence of one or more of the events in paragraph 10(a), over the remaining period of time set forth in this Agreement, so long as none of the payments shall be deemed to be an "excess parachute payment" under the Code.

         11.     Termination.

                 (a) By Employee. Employee may terminate this Agreement at any time with or without Cause (as defined below) upon sixty (60) days prior written notice to Employer, and after such 60 day period, subject to the provisions of subsection (c) below, this Agreement shall terminate and the Employer's and Employee's obligations hereunder shall terminate.

                 (b) By Employer. Employer may terminate this Agreement only for Cause (as defined below) upon thirty (30) days prior written notice to Employee.

                          (i)     If a notice is issued under paragraph (b)
above said notice shall specify that termination is being made for Cause and it shall state the basis therefor.

                          (ii)    For purposes of this Agreement, termination
for "Cause" shall be defined as termination because of:

                                  a.       The continued failure by Employee to
substantially perform or the gross negligence in the performance of his duties hereunder after the Board of Directors of Employer has made a written demand for performance which specifically identifies the manner in which it believed that Employee has not substantially performed his duties.

                                  b.       The commission by Employee of a
willful act of dishonesty or misconduct which is injurious to Employer, or the breach of a fiduciary duty to Employer.

                                  c.       A conviction or a plea of guilty or
nolo contendere in connection with fraud or any crime that constitutes a felony in the jurisdiction involved not subject to further appeal or review, if such conviction or plea is injurious to Employer.





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                                  d.       The commission by Employee of
repeated acts of substance abuse which are injurious to Employer.

                 c. Effect of Termination. Upon the termination of the employment of Employee in accordance with Section 10 or this Section 11, as the case may be, the following provisions shall apply:

                          (i)     The obligations of Employer contained in
Section 10 of this Agreement shall survive such termination and continue to be binding in accordance with the terms thereof;

                          (ii)    The obligations of VBC and Employer contained
in Section 6(g) of this Agreement shall survive such termination and continue to be binding in accordance with the terms thereof; and

                          (iii)   In all other respects this Agreement shall
terminate and be of no further force or effect from and after the effective date of a termination of the employment of Employee in accordance with this
Section 11.

         12. Disclosure of Information. Employee recognizes and acknowledges that Employer's trade secrets, confidential information, proprietary information and processes, customer lists, marketing analysis and contracts are valuable, special and unique assets of Employer's business, access to and knowledge of which are essential to the performance of Employee's duties hereunder (the "Trade Secrets"). Employee will not, except in the ordinary course of his employment with Employer, during or after the term of his employment by Employer, in whole or in part, disclose the Trade Secrets to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, nor shall Employee make use of the Trade Secrets for his own purposes or for the benefit of any person, firm, corporation or other entity (except Employer) under any circumstances during or after the term of his employment, provided that after the term of his employment these restrictions shall not apply to the Trade Secrets which are then in the public domain (provided that Employee was not responsible, directly or indirectly, for the Trade Secrets, information or processes entering the public domain without Employer's consent). Employee shall consider and treat as Employer's confidential property, all memoranda, books, papers, letters, formulas, selling and pricing information, customer lists, employee lists, distribution and trade agreements, internal financial statements and other data, and all copies thereof and therefrom, in any way relating to Employer's business and affairs, whether created by him or otherwise coming into his possession, and on termination of his employment, or on demand of Employer, at any time, to deliver the same to Employer.

         13. Notices. Any notice required or permitted to be given under this Agreement shall be sufficient if in writing and if hand delivered or sent by Certified Mail or reputable





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overnight courier to the residence of Employee of the principal office of
Employer as set forth above.

         14. Further Instruments. The parties shall execute and deliver any and all other instruments and shall take any and all other actions as may be reasonably necessary to carry the intent of this Agreement into full force and effect.

         15. Severability. If any provision of this Agreement shall be held, declared or pronounced void, voidable, invalid, unenforceable or inoperative for any reason by any court of competent jurisdiction, government authority or otherwise, such holding, declaration or pronouncement shall not effect adversely any other provisions of this Agreement, which shall otherwise remain in full force and effect and be enforced in accordance with its terms and the effect of such holding, declaration or pronouncement shall be limited to the territory or jurisdiction in which made.

         16. Waiver of Breach. All the rights and remedies of either party under this Agreement are cumulative and not exclusive of any other rights and remedies provided by law. No delay or failure on the part of either party in the exercise of any right or remedy arising from a breach of this Agreement shall operate as a waiver of any subsequent right or remedy arising from a subsequent breach of this Agreement. The consent of any party where required hereunder to any act or occurrence shall not be deemed to be a consent to any other act or occurrence.

         17. Assignment. The rights and obligations of Employer under this Agreement shall inure to the benefit of and be binding upon the successors and assigns of Employer. This Agreement is a personal service Contract, and this Agreement and the rights and obligations of Employee hereunder may not be transferred or assigned by Employee (including by will or by operation of law) without the prior written consent of Employer.

         18. General Provisions. This Agreement shall be construed and enforced in accordance with, and governed by, the laws of the State of Colorado. Except as otherwise expressly stated herein, time is of the essence in performance by either party. This Agreement embodies the entire agreement and understanding between the parties and supersedes all prior agreements and understandings relating to this subject matter. This Agreement may not be modified or amended or any term or provision hereof waived or discharged except in writing signed by the party against whom such amendment, modification, wavier or discharge is sought to be enforced. The headings of this Agreement are for convenience in reference only and shall not limit or otherwise affect the meaning thereof. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument.





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         IN WITNESS WHEREOF, the undersigned parties have executed this
Agreement as of the day and year first above written.



                                        VECTRA BANK



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                                        Gary S. Judd, President

ATTEST:


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Ray L. Nash, Secretary


                                        VBC


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                                        Gary S. Judd, President

ATTEST:


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Ray L. Nash, Secretary

                                        EMPLOYEE


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                                        Gary A. Mosko


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